EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

In connection with the Form 10-K of American Coastal Insurance Corporation for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the Report), I, B. Bradford Martz, the Chief Executive Officer (principal executive officer) of American Coastal Insurance Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Coastal Insurance Corporation

By:	/s/ B. Bradford Martz

B. Bradford Martz Chief Executive Officer (principal executive officer)		March 10, 2025